LIMITED POWER OF ATTORNEY

  Know all by these presents, that the undersigned hereby constitutes and appoints each of ANDREW H. MUN and KRISTOPHER S. GALVIN, signing singly, to be the undersigned's true and lawful attorney-in-fact to:

  1. Execute for and on behalf of the undersigned in the undersigned's capacity as a director of Tully?s Coffee Corporation (the "Company"),
Forms?3, 4 and?5 (and if applicable, Form ID, for initial
filers) in accordance with Section 16(a) of the Securities Exchange
Act of 1934, as amended, and the rules promulgated thereunder;

  2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form?3, 4 or?5 (and if applicable, Form ID, for initial filers) and timely file such form with the United States Securities and Exchange
Commission and any stock exchange or similar authority; and

  3. Take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the undersigned.

  The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with Section?16 of the Securities Exchange Act
of 1934, as amended, or the rules promulgated thereunder.

  This Limited Power of Attorney shall remain in full
force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's
holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

  IN WITNESS WHEREOF, the undersigned has caused this Limited
Power of Attorney to be executed as of this 16th day of April, 2007.

      /s/ Robert D. Martin